U.S. SECURITIES AND EXCHANGE
                             COMMISSION Washington,
                                   D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Report: March 19, 2004



                 SAFE ALTERNATIVES CORPORATION OF AMERICA, INC.
                 ----------------------------------------------
             (Exact Name of registrant as specified in its Charter)




        Florida                   000-21627               06-1413994
------------------------      ------------------     ------------------
(State of Incorporation)      Commission File No.   (IRS Employer
                                                     Identification No.)



     2614 Main St., Dallas, TX                           75226
 --------------------------------------                 --------
(Address of principal executive offices)               (Zip Code)



                                 (214) 670-0005
                                 --------------
                         Registrant's telephone number



                     440 Main Street, Ridgefield, CT 06877
                     -------------------------------------
                     (Registrant's former name and address)

Item 1. CHANGE IN CONTROL OF REGISTRANT.

     On March 5, 2004, the former board of directors consisting of Richard J. Fricke and Dominic G. Parisi, resigned and nominated Dale Hensel as successor director and president of the company. On March 19, 2004, Mr. Hensel consented to be our company President and a sole member of the board of directors.

Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

     We have changed the address of our principal executive offices to 2614 Main St. Dallas, TX 75052.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SAFE ALTERNATIVES CORPORATION
                                                   OF AMERICA, INC.
Dated: March 19, 2004
                                                   /s/ Dale Hensel
                                                   -----------------------------
                                                   By: Dale Hensel
                                                   Title: President